Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Stephens Inc. Fall Investor Conference
November 17, 2009

Aerospace | Distribution | Outlook | Performance | Q&A

KAMAN
Corporation

Distribution
57%
Aerospace
43%
2009 Nine Month Sales
Distribution
14%
Aerospace
86%
2009 Nine Month
Operating Income
2009 YTD Sales 9/30/09 $877M;
4,100 Employees
Kaman Corporation
 Overview
 Industrial
 Metrics
Aerospace
Industrial
Distribution
NASDAQ GS: KAMN
 Summary

Aerospace
Self-Lubricating
Bearings & Drive Line
Couplings/Components
Bloomfield, CT;
Dachsbach, Germany
Major Structural Assemblies,
Component Manufacturing and
Supply Chain Management
Jacksonville, FL
Aerostructures
Composites
Helicopters
Aerostructures
Metallics/Assemblies
Specialty
Bearings
Precision
Products
Maintenance and Upgrades
Subcontract Assembly
Burro Unmanned Cargo Aircraft
SH2G Sales
Bloomfield, CT
Composite Component
Manufacturing & Assembly,
Tool Design & Assembly
UK; Wichita, KS; Bloomfield, CT
Safe and Arming Devices
for Military Ordinance,
Middletown, CT; Orlando, FL
 Overview
 Industrial
 Metrics
 Summary

Aerospace | Distribution | Outlook | Performance | Q&A

KAMAN

Key Suppliers

Kaman Industrial Technologies
KAMAN

SKF
Martin
REXNORD
INA
DIAMOND
FAG
Browning
SEW EURODRIVE
Gates
TIMKEN
Torrington
Fafnir
Morse
FALK
Boston Gear
NORGREN
LOCTITE
NSK
DODGE
SEALMASTER
Warner Electric
OMRON
GOODYEAR
RELIANCE ELECTRIC
COOPER
IR Ingersoll Rand
DOW CORNING
US MOTORS
BALDOR
TB Wood's
THOMSON
YASKAWA
EMERSON Motor Technologies
Rockwell Automation

Industrial
Distribution
Kaman
Industrial
Technologies
3rd Largest North American
Distributor of Power
Transmission and Motion
Control Products
 Overview
 Industrial
 Metrics
 Summary

Aerospace
Distribution
Outlook
Performance
Q&A
KAMAN

 ✓ December 2007 - Sold Music segment to Fender focusing the company on its core industrial distribution and aerospace businesses
 ✓ 2008 - Completed first acquisition in aerospace since 2002 and first acquisitions in industrial distribution since 2003
 ✓ February 2009 - Took title to eleven Kaman manufactured SH-2G helicopters under a previously negotiated settlement with the Commonwealth of Australia
 ✓ July 2009 - Received a contract modification award for the JPF program significantly improving profit on U.S. Government sales
 Overview
 Industrial
 Metrics
 Summary
Significant Events

 ✓ August 2009 - Awarded contract to demonstrate unmanned version of the company’s K-MAX® helicopter to the U.S. Marine Corps
 ✓ August 2009 - Introduced the proprietary ReliaMark™ brand of power transmission products
 ✓ August 2009 - Awarded a five year potentially $53 million program to provide composite helicopter blade skins and skin core assemblies for Bell Helicopter
 ✓ August 2009 - $200 million Shelf registration (S-3) took effect
 ✓ September 2009 - Completed new three year $225 million revolving credit facility
 Overview
 Industrial
 Metrics
 Summary
Significant Events

Aerospace
Distribution
Outlook
Performance
Q&A

KAMAN

3,000
2,500
2,000
1,500
1,000
500
0
# of Aircraft
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
PMI
1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Orders
Deliveries
Boeing
Airbus
Boeing
Airbus
ISM index

Source: Boeing and Airbus historical data and ISM
Aerospace Orders and Deliveries vs. ISM Index Over Time
 Overview
 Industrial
 Metrics
 Summary

AEROSPACE SEGMENT
2009 YTD Nine Month Sales $381 million

Aerospace
Distribution
Outlook
Performance
Q&A

KAMAN

Commercial
Military
Business/Regional
28%
69%
3%
 Overview
 Industrial
 Metrics
 Summary
Note: Based on YTD sales at 10/2/09

JSF
Principal Military
Platforms
C-17
A-10
E-2D
Typhoon
UH-60
A400
CH-47
 Overview
 Industrial
 Metrics
 Summary

Aerospace
Distribution
Outlook
Performance
Q&A

KAMAN

Wichita, KS
168,000 sq ft
•Composites
•Structural
 Bondments
•Composite
 Assemblies
Jacksonville, FL
220,000 sq ft
•Fabrication
 ➢Machining
 ➢Sheet Metal Form
 ➢Extrusion
•Assembly
 ➢Major Subs
 ➢Final Structure
•Product Integration
Darwen, UK
208,000 sq ft
•Composites
•Metal Fabrication
•Tooling
•Assembly
 Overview
 Industrial
 Metrics
 Summary
Kaman Aerostructures

Aerospace Distribution Outlook Performance Q&A

KAMAN

Specialty Bearings
 Overview
 Industrial
 Metrics
 Summary
Machineable Self-Lubricating Bearings
 ▪ Kamatics brands KAron®, KAtherm®, KAcarb®, and others
Custom Air Frame Bearings
 ▪ RWG -Fraslip® and other brands
 ▪ Plain and self-lubricating sliding bearings, ball bearings
 ▪ Customized to meet specialized customer requirements in demanding aerospace and industrial applications
Low-Maintenance Flexible Couplings
 ▪ KAflex® and Tufflex® brands
 ▪ Used extensively in the main and tail rotor drive systems of helicopters
 ▪ Custom-designed and engineered for each application

Aerospace Distribution Outlook Performance Q&A
KAMAN

Doors
Rudder
Horizontal Stabilizer
ERJ 170
Aileron/Spoiler
Flap Track/Slat Systems
Ladder/Sliding System
Nose Landing Gear
Main Landing Gear
Engine/Thrust Reverser
ERJ 170
EMBRAER

Specialty Bearings - Flight critical, heavy load, low speed applications
 Overview
 Industrial
 Metrics
 Summary

Aerospace
Distribution
Outlook
Performance
Q&A

KAMAN

Unmanned K-MAX
Aircraft
SH-2G Aircraft Available
 Overview
 Industrial
 Metrics
 Summary
Helicopters
Bloomfield, CT

Aerospace
Distribution
Outlook
Performance
Q&A

KAMAN

 Overview
 Industrial
 Metrics
 Summary
Blade Composite Skin & Skin Core Assemblies Program
Customer / Contract Overview
 ▪ Bell Helicopter - Textron
 ▪ Fort Worth, Texas
 ▪ Award - 28 August 2009
 ▪ $53M / Five-Year Program
Product Description / Application
 ▪ Main Rotor Blade Composite Skins and Skin / Core Assemblies
 ▪ 18 Total Part Numbers
 ▪ Bell Models - H1, 406, 407, 412, 427, 429, 430 and BA609
Composite Materials
 ▪ Fiberglass & Graphite Pre-Impregnated (Prepreg) Material
 ▪ Nomex Honeycomb Core

Aerospace | Distribution | Outlook | Performance | Q&A

KAMAN

AIM-9
AIM-9
GBU-24
GBU-16
GBU-12
AGM-84D
JDAM
MK-84
MK-82
AIM-7
MK-63
MK-82
MK-83
MK-56

HARPOON
FMU-139
TOMAHAWK
STANDARD
MISSILE
SLAM-ER
AMRAAM
KPP Fuzes are on a Majority of Major Weapons
Systems
STANDARD
MISSILE
JPF
SLAM-ER
TOMAHAWK
AMRAAM
MAVERICK
AGM-65M
 Overview
 Industrial
 Metrics
 Summary
Fuzing

INDUSTRIAL DISTRIBUTION SEGMENT
2009 YTD Nine Month Sales $496 million

Aerospace | Distribution | Outlook | Performance | Q&A

 Overview
 Industrial
 Metrics
 Summary
Third largest industrial distribution firm serving $13 billion of a $23 billion power transmission market.
185 branches and 5 distribution centers
Major product categories:
 ▪ Bearings
 ▪ Mechanical and electrical power transmission
 ▪ Motion control
 ▪ Material handling
 ▪ Fluid power
Statistics
 ▪ CAGR 2003 to 2008 = 9.3%
 ▪ Sales per employee $435,000
 ▪ 1,700 employees (approximately one third outside sales)
 ▪ SKUs 3.25 million
 ▪  48,000 customers

Industrial Distribution Segment

 Overview
 Industrial
 Metrics
 Summary
Strategy:
 ▪ Expand our geographic footprint in major industrial markets to enhance our position in the competition for national and regional accounts
 ▪ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider slice of the market

Customers:
 ▪ Broad cross section of industry with more than 50,000 customers served from local branches in 72 of the top 100 U.S. Industrial markets. Growing national account base.

Aerospace | Distribution | Outlook | Performance | Q&A

KAMAN

CANADA
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
WI
IL
MI
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
NH
ME
FL
MEXICO
Puerto Rico
Kaman Branch
Kaman Regional Office

 Overview
 Industrial
 Metrics
 Summary

 Overview
 Industrial
 Metrics
 Summary
Outlook
 Aerospace segment
 ▪ Full year 2009 sales expected to be up 5% to 7% year-over-year
 ▪ Operating margin for 2009 expected to be in the “mid-teens”
 ▪ Stable military programs - limited near term impact from DOD reductions
 Industrial Distribution segment
 ▪ Full year 2009 sales are expected to decline toward the high end of stated range of down 10% to 15%
 ▪ Full year 2009 operating margin is expected to be between 2.1% and 2.5%
 Cash Flow
 ▪ Full year 2009 free cash flow is expected to be between $35M and $40M

Aerospace | Distribution | Outlook | Performance | Q&A

KAMAN

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2004
2005
2006
2007
2008
Sales from continuing operations

$1.50
$1.00
$0.50
$0.00
-$0.50
-$1.00
2004
2005
2006
2007
2008
EPS Diluted from continuing operations

KAMN
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Volume (In Thousands)

15.0%
10.0%
5.0%
0.0%
-5.0%
2004
2005
2006
2007
2008
Return on Invested Capital

Sales
EPS
Stock Price (one year)
Return on Invested Capital
 Overview
 Industrial
 Metrics
 Summary

Aerospace | Distribution | Outlook | Performance | | Q&A

 Overview
 Industrial
 Metrics
 Summary
Opportunities
 ✓ Market recovery - Industrial Distribution
 ✓ Ramp up programs
 - A-10 re-wing
 - Bell blades
 - B787
 - JSF
 - A380
 ✓ Acquisitions - both businesses
 ✓ Sale of SH-2G(I) helicopters
 ✓ Unmanned K-MAX program
 ✓ Continuation of outsourcing trend - primes and super tier 1’s

 Overview
 Industrial
 Metrics
 Summary
Summary
 ✓ High margin aerospace business led by specialty bearing product lines
 ✓ Industrial distribution business gaining market share in a fragmented market via national account growth, geographic and product line expansion
 ✓ Long-term organic growth opportunities in both segments
 ✓ Potential to accelerate growth and increase scale through acquisitions
 ✓ Initiatives to optimize profit, increase cash flow generation, strengthen competitive position
 ✓ Strong balance sheet to fund growth and strategic initiatives

Q&A

Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the
Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures Wichita facility; 7) successful negotiation of the Sikorsky Canadian MH-
92 program; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-
MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and
New Hartford, CT facilities and our U.K. facilities; 13) profitable integration of acquired businesses into the company's operations; 14)
changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18)
continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items;
19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22)
other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-
looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com